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                      VANGUARD(R) MONEY MARKET RESERVES
                             VANGUARD TREASURY FUND
                          VANGUARD ADMIRAL FUNDS(R)

 SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 23, 2005

Effective immediately, under Investment Policies, Tax Matters-Tax Considerations for Non-U.S. Investors is added as follows:


 TAX MATTERS --TAX CONSIDERATIONS FOR NON-U.S. INVESTORS. U.S. withholding and estate taxes may apply to any investments made by non-U.S. investors in Vanguard funds. The American Jobs Creation Act of 2004 (the 2004 Act) has temporarily modified the applicable withholding and estate taxes for non-U.S. investors. Under the 2004 Act, distributions to non-U.S. investors that are properly designated as net short-term capital gains or qualified interest dividends will not be subject to U.S. withholding tax if the investor provides required documentation certifying their non-U.S. status for tax purposes. Other distributions to such investors may be subject to U.S. withholding tax and, unless the exemption provided by the 2004 Act is extended by Congress, net short-term capital gains and qualified interest dividends will again become subject to such tax in the fund's first taxable year beginning after December 31, 2007. The 2004 Act also provides a partial exemption from U.S. estate tax for fund shares held by the estate of a non-U.S. decedent who dies before January 1, 2008.

Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.


















(C)2006 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.
042006
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